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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 28, 1997
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                              FREMONT CORPORATION
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            (Exact name of registrant as specified in its charter)


     Delaware                      0-8128                        76-0402886
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(State or other                 (Commission                     (I.R.S. Employer
jurisdiction of                 File Number)                     Identification
incorporation)                                                       Number)


9454 Wilshire Boulevard, 6th Floor, Beverly Hills, California          90212
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        (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including are code:  (310) 358-1006
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                                Not applicable
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        (Former name or former address, if changed since last report.)



Total sequentially numbered pages in this document:  3.

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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

    On March 19, 1996, Fremont Corporation, a Delaware corporation (the "Company"), completed the sale of 166,000 units to Sangate Enterprises, Inc. ("Sangate") at a price of $3.00 per unit, representing gross proceeds of $498,000. Each unit consisted of one share of common stock and one warrant to purchase one share of common stock at a price of $3.00 per share exercisable through February 28, 1998.

    On August 7, 1996, Sangate exercised 5,000 common stock purchase warrants, resulting in the issuance of 5,000 shares of common stock, which represented gross proceeds of $15,000. In conjunction with this exercise, an additional 7,500 warrants were issued to Sangate.

    On February 28, 1997, Sangate exercised 10,000 common stock purchase warrants, resulting in the issuance of 10,000 shares of common stock, which represented gross proceeds of $30,000.

    Millennium Capital Partners, Ltd., Beverly Hills, California, received a 10% fee in conjunction with the aforementioned transactions.

    These securities were issued pursuant to Regulation S of the Securities Act of 1933, in reliance on the purchaser's representations and warranties to the Company, including the following: (1) the purchaser was not a U.S. person and was not acquiring the securities on behalf of a U.S. person; (2) the offer and sale of the securities was made in an offshore transaction and, at the time the purchase documents were executed, the purchaser was outside the United States; and (3) the purchaser acquired the securities for its own account and for investment purposes and not with a view towards distribution.


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                                  SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        FREMONT CORPORATION
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                                                            (Registrant)



                                                        /s/ ROBERT N. WEINGARTEN
Date:  March 11, 1997                              By:  ------------------------
                                                        Robert N. Weingarten
                                                        Chief Financial Officer






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